Exhibit 10.11
EXECUTION COPY
FIRST AMENDMENT TO CREDIT AGREEMENT
     FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of March 10, 2009 (the “Amendment Date”), by and among TRICO MARINE SERVICES, INC., a Delaware corporation (the “Borrower”), TRICO MARINE ASSETS INC., a Delaware corporation (“Trico Assets”), as a Guarantor, and TRICO MARINE OPERATORS, INC., a Louisiana corporation (“Trico Operators”), as a Guarantor, the Lenders party hereto (each, a “Lender” and, collectively, the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.
WITNESSETH:
     WHEREAS, the Borrower, Trico Assets, Trico Operators, the Lenders from time to time party thereto, and the Administrative Agent are parties to a Credit Agreement, dated as of August 29, 2008 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);
     WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided and the parties hereby acknowledge and agree that the amendments set forth below shall apply retroactively as of December 31, 2008 (the “First Amendment Effective Date”);
     NOW, THEREFORE, it is agreed:
I. Amendments to Credit Agreement.
     1. The definition of “Net Worth” appearing in Section 1 of the Credit Agreement is hereby amended by deleting the text “, but excluding any treasury stock and cumulative foreign translation adjustments” and inserting the text “, but excluding any treasury stock, cumulative foreign translation adjustments and write-downs of goodwill and/or non-amortizing intangible assets” in lieu thereof.
     2. The definition of “Applicable Margin” appearing in Section 1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     ““Applicable Margin” shall mean a percentage per annum equal to 3.25%.”
     3. Sections 2.08(a) of the Credit Agreement is hereby amended by deleting the text “relevant” immediately preceding the text “Applicable Margin” appearing in said Section.
     4. Section 10.04 of the Credit Agreement is hereby amended by (A) deleting the word “and” at the end of subsection (xvi), (B) deleting the period at the end of subsection

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(xvii) and inserting “; and” in lieu thereof, and (C) adding new subsection (xviii) as follows: “(xviii) Indebtedness permitted under Section 10.12.”.
     5. Section 10.05 of the Credit Agreement is hereby amended by (A) deleting the word “and” at the end of subsection (xi), (B) deleting the period at the end of subsection (xii) and inserting “; and” in lieu thereof, and (C) adding new subsection (xiii) as follows: “(xiii) Investments permitted under Section 10.12.”.
     6. Section 10.12 of the Credit Agreement is hereby amended by deleting in its entirety subsection (ii) contained therein and replacing it with the following new subsection (ii): “(ii)(x) guarantees of indebtedness of DeepOcean and its Subsidiaries in an aggregate principal amount not to exceed $300,000,000 and (y) other additional Investments not to exceed $5,000,000 in the aggregate.”.
II. Miscellaneous Provisions.
     1. In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that other than with respect to a Default or Event of Default that may have occurred under Section 10.09 of the Credit Agreement (which Default or Event of Default is cured by this First Amendment), (i) no Default or Event of Default exists as of the First Amendment Effective Date (as defined herein) before giving effect to this First Amendment, (ii) no Default or Event of Default exists as of the First Amendment Effective Date (as defined herein) after giving effect to this First Amendment and (iii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date both before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).
     2. The Credit Agreement is modified only by the express provisions of this First Amendment and this First Amendment shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document except as specifically set forth herein.
     3. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.
     4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     5. This First Amendment shall become effective on the Amendment Date (and the amendments and other modifications set forth herein shall apply retroactively as of the

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First Amendment Effective Date) when the Borrower, each other Credit Party and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: May Yip (facsimile number: 212-354-8113 / email: myip@whitecase.com).
     6. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.
* * *

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     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

TRICO MARINE SERVICES, INC.
By:
Name:
Title:

TRICO MARINE ASSETS INC.
By:
Name:
Title:

TRICO MARINE OPERATORS, INC.
By:
Name:
Title:

signature page to First Amendment Trico $50MM Credit Agreement
NEWYORK 7013530 (2K)

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, Individually and as Administrative Agent and Lead Arranger
By:
	Name:	Martin Lunder
	Title:	Senior Vice President

By:
	Name:	Martin Kahm
	Title:	Vice President

signature page to First Amendment Trico $50MM Credit Agreement
NEWYORK 7013530 (2K)

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG TRICO MARINE SERVICES, INC., TRICO MARINE ASSETS INC., TRICO MARINE OPERATORS, INC., VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION: NORDEA BANK NORGE ASA, CAYMAN ISLANDS BRANCH
By:
	Name:	Martin Lunder
	Title:	Senior Vice President

By:
	Name:	Martin Kahm
	Title:	Vice President

signature page to First Amendment Trico $50MM Credit Agreement
NEWYORK 7013530 (2K)

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG TRICO MARINE SERVICES, INC., TRICO MARINE ASSETS INC., TRICO MARINE OPERATORS, INC., VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION: BAYERISCHE HYPO-UND VEREINSBANK AG
By:
Name:
Title:

By:
Name:
Title:

signature page to First Amendment Trico $50MM Credit Agreement
NEWYORK 7013530 (2K)